UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6. 2022

CELL SOURCE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-554134	32-0379665
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

57 West 57th Street Suite 400

New York, NY 10019

(Address of principal executive offices, including Zip Code)

(646) 416-7896

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTOR; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 6, 2022 Itamar Shimrat resigned his position as a director of Cell Source, Inc. (the “Company”). Mr. Shimrat’s resignation was not the result of any disagreement with the Company and he will continue in his positions as President and Chief Executive Officer. Mr. Shimrat’s resignation as director follows an evaluation of the structure of the Board of Directors and a determination that it is in the best interest of the Company to have a Board of Directors comprised of an odd number of members to reduce the possibility of a deadlock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2022

Cell Source, Inc.

By:	/s/ Itamar Shimrat
Name:	Itamar Shimrat
Title:	President and Chief Executive Officer